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                        AMENDMENT NO. 2 TO LOAN AGREEMENT

         AMENDMENT NO. 2 TO LOAN AGREEMENT (this "SECOND AMENDMENT"), made and executed as of May 30, 1997, by and among:

         LAZARE KAPLAN INTERNATIONAL INC., a Delaware corporation
(the "BORROWER");

         FLEET BANK, N.A. (formerly NatWest Bank N.A.), a national banking association, ("FLEET"); and

         BANK LEUMI TRUST COMPANY OF NEW YORK, a New York banking corporation ("BANK LEUMI"; Fleet and Bank Leumi are hereinafter sometimes referred to individually as a "BANK" and together as the "BANKS");

                              W I T N E S S E T H:

         WHEREAS:

         (A) The Borrower entered into a certain Loan Agreement with the Banks dated May 14, 1996 (together with all Exhibits and Schedules thereto, the "LOAN AGREEMENT") as amended by a certain Amendment No. 1 to Loan Agreement dated as of November 29, 1996 (the "FIRST AMENDMENT") pursuant to which the Banks agreed to make Loans to the Borrower in the aggregate principal amount of up to Thirty-Five Million Five Hundred Thousand ($35,500,000) Dollars on the terms and conditions set forth in the Loan Agreement as amended by the First Amendment;

         (B) All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement as amended by the First Amendment;

         (C) The Borrower has requested that the Banks extend the Commitment Termination Date, increase the amount of the Total Commitment from Thirty-Five Million Five Hundred Thousand ($35,500,000) Dollars to Forty Million ($40,000,000) Dollars, and make certain other amendments; and

         (D) The Banks are willing to extend the Commitment Termination Date, increase the Total Commitment as aforesaid, and make certain other amendments, all on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         ARTICLE 1.  CONSTRUCTION; CHANGES IN COMMITMENTS;
                     AMENDMENTS TO LOAN AGREEMENT; ALLONGES TO NOTES.

             1.1 CONSTRUCTION. All of the terms and provisions of this Second Amendment are hereby incorporated by reference into







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the Loan Agreement as if such terms and provisions were set forth therein. This
Second Amendment shall be construed as a replacement and substitution for the First Amendment.

             1.2 CHANGE IN COMMITMENTS.

                 1.2.1 From and after the date hereof, the Commitment of each Bank shall be the amount set forth opposite such Bank's name under the heading "Commitment" on the signature pages hereto, and such amount shall supersede and be deemed to amend the amount of such Bank's respective Commitment as set forth opposite its name under the heading "Commitment" on the signature pages to the Loan Agreement, as amended by the First Amendment, as in effect immediately prior to the effectiveness of this Second Amendment.

                 1.2.2 The phrase "the amount set forth opposite such Bank's name on the signature pages hereof under the caption 'Commitment' as such amount is subject to reduction in accordance with the terms hereof", appearing in the definition of "Commitment" in Article 1 of the Loan Agreement, shall be deemed to refer to the amounts set forth opposite each Bank's name on the signature pages to this Second Amendment.

                 1.3 AMENDMENTS. The Loan Agreement is hereby amended, effective upon the consummation of the conditions precedent set forth in Article 5 hereof, as follows:

                 1.3.1 The Recital appearing on page 1 of the Loan Agreement as amended by the First Amendment is amended by deleting the dollar amount "Thirty-Five Million Five Hundred Thousand ($35,500,000) Dollars" and substituting therefor the dollar amount "Forty Million ($40,000,000) Dollars".

                 1.3.2 Article 1 of the Loan Agreement (Definitions) is amended as follows:

                 (a) The following definition is added in its appropriate alphabetic location:

                 "AMENDMENT NO. 2: Amendment No. 2 to Loan Agreement dated as of May 30, 1996, by and among the Borrower and the Banks."

                 (b) The definitions of "Applicable Margin", "Cash Flow", "Commitment Termination Date", "Maturity Date" and "Total Commitment" are deleted in their entirety and the following definitions are substituted therefor, respectively:

                 "APPLICABLE MARGIN:

                 (i) with respect to any Prime Rate Loan, one-eighth of one (1/8%) percent;

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                 (ii) with respect to any LIBOR Loan, one and six-tenths (1.6%)
percent; and

                 (iii) with respect to any Designated Rate Loan, one and six-tenths (1.6%) percent.

                 CASH FLOW: for any period, the consolidated net income of any Person after all income taxes paid by such Person during such period plus, but only to the extent such items shall have been deducted in determining such net income, depreciation and amortization of assets, minus all Capital Expenditures incurred by such Person during such period; as to all of the foregoing, as determined in accordance with GAAP, consistently applied.

                 COMMITMENT TERMINATION DATE: August 31, 2002.

                 MATURITY DATE: September 1, 2002.

                 TOTAL COMMITMENT: the aggregate obligation of the Banks to make Loans hereunder not exceeding Forty Million ($40,000,000) Dollars, as the same shall and/or may be reduced from time to time pursuant to Article 2 hereof."

                 1.3.3 Article 2 of the Loan Agreement (Commitment; Loans; Guaranties) is amended in the following respects:

                 (a) Subsection 2.4(a) of the Loan Agreement (Notes) is deleted in its entirety and the following is substituted therefor:

                 "SECTION 2.4 NOTES.

                     (a) The Loans made by each Bank shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A hereto as amended by an allonge to note in the form of Exhibit A to Amendment No. 2 (each, as so amended, a 'NOTE' and collectively, the 'NOTES'). Each Note shall be dated the date of the initial borrowing of the Loans under this Agreement, shall be payable to the order of such Bank in a principal amount equal to such Bank's Commitment as in effect on the effective date of Amendment No. 2, and shall otherwise be duly completed. The Notes shall be payable as provided in Sections 2.1 and 2.5 hereof."

                 (b) Section 2.5 of the Loan Agreement (Low Points; Mandatory Commitment Reductions; Repayment of Loans) is amended by deleting subsections
(a)(i) and (a)(ii) thereof in their entirety and substituting therefor the following:

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                     "(i) for a period comprised of any thirty (30) consecutive days as selected by the Borrower during each of the periods set forth below (each such thirty (30) day period is hereinafter referred to as a "COMMITMENT REDUCTION PERIOD"), the maximum aggregate amount of the Total Commitment (subject to any voluntary reductions thereof as provided in Section 2.8 hereof) during each such period shall equal the amount set forth opposite the applicable period:

                                                  MAXIMUM
 PERIOD                                     TOTAL COMMITMENT

November, 1996 through
  March, 1997                                  $12,800,000

November through
  March of each year
  thereafter                                  $30,000,000;

                     (ii) [Intentionally Omitted]; and".

                 (b) Subsections 2.7(a) and 2.7(b) of the Loan Agreement (Fees) are deleted in their entirety and the following is substituted therefor:

             "SECTION 2.7 FEES.

                 (a) The Borrower shall pay to each Bank, a commitment fee (the "COMMITMENT FEE") on the daily average amount of such Bank's Unused Commitment, for the period from the date of Amendment No. 2 to and including the earlier of the date such Bank's Commitment is terminated or the Commitment Termination Date, at the rate of 3/16% per annum on the total Unused Commitment for such Bank. The accrued Commitment Fee shall be payable monthly on the Monthly Dates and on the earlier of the date the Commitments are terminated or the Commitment Termination Date, and, in the event the Borrower reduces the Commitments as provided in subsection 2.8 hereof, on the effective date of such reduction.

                 (b) [Intentionally Omitted]"

                 1.3.4 Article 6 of the Loan Agreement (Affirmative Covenants) is amended by adding a new Section 6.13 thereto as follows:

                 "SECTION 6.13 NOTICE OF ADDITIONAL INDEBTEDNESS.

                       Subject to compliance with Section 7.1 hereof, use its best efforts to notify the Banks in writing,

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not less than fifteen (15) days prior to the incurrence thereof (but in any event, shall notify the Banks in writing not less than five (5) days prior to the incurrence thereof), of any Indebtedness for borrowed money from an institutional lender proposed to be incurred by the Borrower (including, without limitation any extension or renewal of any Debt Instrument to which the Borrower was or is then a party)."

                 1.3.5 Schedule 3 (Cash Flow) to Exhibit C (No Default Certificate) to the Loan Agreement is deleted in its entirety and a new schedule, in the form attached hereto as Schedule 3, is substituted therefor.

             1.4 ALLONGES TO NOTES. In order to evidence the increase in the Commitments, the Borrower shall, simultaneously with the execution and delivery of this Second Amendment, execute and deliver to each Bank an allonge to such Bank's Note in the form of Exhibit A annexed hereto (each, an "ALLONGE" and together, the "ALLONGES").

         ARTICLE 2. CONFIRMATION.

         In order to induce the Banks to enter into this Second Amendment and to increase the Commitments, each of the Guarantors hereby acknowledges and confirms that: (a) the guarantee by each of them of the due payment and performance by the Borrower of all the indebtedness, liabilities and obligations of the Borrower to the Banks shall be deemed to include all of the indebtedness, liabilities and obligations of the Borrower to the Banks arising under this Second Amendment and the Notes as amended by the Allonges, and (b) the term "Guaranteed Obligations", as used in the Guaranties (or any other term used therein to describe or refer to the indebtedness, liabilities, and obligations of the Borrower to the Banks) includes, without limitation, all of the indebtedness, liabilities and obligations of the Borrower to the Banks arising under this Second Amendment and the Notes as amended by the Allonges.

         ARTICLE 3. REFERENCES IN THE LOAN DOCUMENTS.

                  The Borrower hereby acknowledges and confirms to, and agrees with, the Banks that all references in the Loan Agreement as amended hereby, the Notes as amended by the Allonges, the Guaranties, and all other documents executed and delivered in connection therewith, including all amendments, modifications and supplements thereto, to:

                  (a) the "Loan Agreement" or "this Agreement" (to the extent such term refers to the Loan Agreement) shall be deemed to

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refer to the Loan Agreement as amended hereby and as hereafter amended, modified and/or supplemented;

                  (b) the "Loan Documents" shall be deemed to refer to this Second Amendment, the Loan Agreement as amended hereby, the Allonges, the Notes as amended by the Allonges, the Guaranties as acknowledged and confirmed hereby, and all other agreements, instruments and documents relating to the transactions covered by the Loan Agreement as amended hereby;

                  (c) the "Commitments" shall be deemed to refer to the Commitments as increased by this Second Amendment;

                  (d) a "Note" or the "Notes" shall be deemed to refer to a Note or the Notes, each as amended by its respective Allonge; and

                  (g) the "Guaranties" shall be deemed to refer to the Guaranties as acknowledged and confirmed hereby.

         ARTICLE 4.   REPRESENTATION AND WARRANTIES.

                  The Borrower hereby represents and warrants to the Banks that:

                  4.1 ARTICLE 3 OF LOAN AGREEMENT; NO DEFAULTS.

                     4.1.1 Each and every one of the representations and warranties set forth in Article 3 of the Loan Agreement is true in all respects as of the date hereof, except for changes which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower and the Corporate Guarantors, taken as a whole.

                     4.1.2 As of the date hereof, there exists no Event of Default under the Loan Agreement, and no event which, with the giving of notice or lapse of time or both, would constitute such an Event of Default.

                  4.2 POWER, AUTHORITY, CONSENTS. The Borrower and each Guarantor has the power to execute, deliver and perform this Second Amendment and the Borrower has the power to execute, deliver and perform the Allonges. The Borrower has the power to borrow under the Loan Agreement as amended hereby and has taken all necessary corporate action to authorize the borrowing under the Loan Agreement as amended hereby on the terms and conditions thereof. The Borrower and each Guarantor has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of this Second Amendment and the Allonges, as applicable. Other than due authorization by the Board of Directors of the Borrower and of each corporate Guarantor, each of which has been duly obtained, no consent or

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approval of any Person (including, without limitation, any stockholder of the
Borrower or any Guarantor), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or any Guarantor, or the validity, enforcement or priority, of this Second Amendment and the Allonges, as applicable.

                  4.3 NO VIOLATION OF LAW OR AGREEMENTS. The execution and delivery by the Borrower and each Guarantor of this Second Amendment and the Allonges, as applicable, and performance by each of them hereunder and thereunder, will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of the Borrower or any Guarantor, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower or any Guarantor is a party, or by which any of them is bound or any of their respective properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower or any Guarantor.

                  4.4 DUE EXECUTION, VALIDITY, ENFORCEABILITY. Each of this Second Amendment and the Allonges has been duly executed and delivered by the Borrower and/or each Guarantor, as applicable, and each constitutes the valid and legally binding obligation of the Borrower or such Guarantor, as applicable, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.


         ARTICLE 5.   CONDITIONS PRECEDENT TO THE
                      EFFECTIVENESS OF THIS SECOND AMENDMENT.

                  The effectiveness of this Second Amendment and the obligation of the Banks to increase the Commitments shall be subject to the fulfillment (to the satisfaction of the Banks) of the following conditions precedent:

                  5.1 SECOND AMENDMENT. The Borrower shall have executed and delivered to the Banks this Second Amendment.

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                  5.2 ALLONGES. The Borrower shall have executed and delivered to each Bank its Allonge.

                  5.3 GUARANTORS. Each of the Guarantors shall have executed and delivered to the Banks this Second Amendment and shall have duly complied with all of the terms and conditions hereof.

                  5.4 CORPORATE ACTION. The Banks shall have received true and complete copies of all action, corporate or otherwise, taken by the Borrower and each Guarantor to authorize the execution, delivery and performance of this Second Amendment and the Allonges, as applicable, certified by its respective secretary.

                  5.5 COMPLIANCE.

                     5.5.1 The Borrower shall have complied and shall then be in compliance with all of the terms, covenants and conditions of this Second Amendment and the Loan Agreement as amended hereby;

                     5.5.2 There shall exist no Default or Event of Default under the Loan Agreement as amended hereby; and

                     5.5.3 The representations and warranties contained in
Article 4 hereof shall be true and correct on the date hereof;

and the Banks shall have received a Compliance Certificate dated the date hereof certifying, inter alia, that the conditions set forth in this Section 5.5 are satisfied on such date.

                  5.6 LEGAL MATTERS. All legal matters incident hereto shall be satisfactory to counsel to the Banks.

         ARTICLE 6. MISCELLANEOUS.

                  6.1 FULL FORCE AND EFFECT. Except as specifically amended herein, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with its terms.

                  6.2 MISCELLANEOUS. The miscellaneous provisions under Article 9 of the Loan Agreement as amended hereby, together with the definitions of all terms used therein, and all other sections of the Loan Agreement as amended hereby to which Article 9 refers are hereby incorporated herein by reference as if the provisions thereof were set forth in full herein, except that: (i) the term "Loan Agreement" shall be deemed to refer to the Loan Agreement as amended hereby; (ii) the term "Notes" shall be deemed to refer to the Notes as amended by the Allonges; (iii) the term "this Loan Agreement" shall be deemed to refer to this

                                       -8-





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Second Amendment; and (iv) the terms "hereunder" and "hereto" shall be deemed to refer to this Second Amendment. This Second Amendment together with the Loan Agreement and the other Loan Documents embody the entire agreement and understanding among the Banks, the Borrower, and each of the Guarantors and supersedes all prior agreements and understandings relating to the subject matter hereof.

                  6.3 ENTIRE AGREEMENT. This Second Amendment together with the Loan Agreement and the documents referenced herein and therein embodies the entire agreement and understanding among the Banks and the Borrower and supersedes all prior agreements and understandings relating to the subject matter hereof including, without limitation, the First Amendment.

                  6.4 COUNTERPARTS. This Second Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                           [SIGNATURE PAGES TO FOLLOW]

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed on the date first above written.

                                                LAZARE KAPLAN INTERNATIONAL INC.

                                                 BY_____________________________

                                                                           TITLE

AGREED TO AND ACCEPTED
AND ACKNOWLEDGED AS
TO ARTICLE 4 HEREOF:

LAZARE KAPLAN EUROPE INC.

BY__________________________
                       TITLE

LAZARE KAPLAN GHANA LTD.

BY__________________________
                       TITLE

LAZARE KAPLAN BELGIUM, N.V.

BY__________________________
                       TITLE

SUPREME GEMS N.V.

BY__________________________
                       TITLE

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COMMITMENT:

$24,000,000                   FLEET BANK, N.A.

                                       BY______________________________

                                           Macy Yu, Vice President

                                       Lending Office for Prime Rate
                                       Loans, LIBOR Loans and Designated
                                       Rate Loans:

                                       1133 Avenue of the Americas
                                       New York, New York  10036

                                       Attention:  Macy Yu, Vice President

                                       Address for Notices:

                                       Fleet Bank, N.A.
                                       1133 Avenue of the Americas
                                       New York, New York  10036

                                       Attention:  Macy Yu, Vice President

                                       Telex:  232369
                                       Answer-Back Code:  NBNA UR
                                       Telecopier:  (212) 703-1824

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COMMITMENT:

$ 16,000,000                                BANK LEUMI TRUST COMPANY OF NEW YORK

                                            BY_____________________________

                                                      Jeff Pfeffer
                                                      Senior Vice President

                                            BY_____________________________

                                                      Ken Lipke
                                                      Vice President

                                            Lending Office for Prime Rate
                                            Loans; LIBOR Loans and Designated
                                            Rate Loans:

                                            579 Fifth Avenue
                                            New York, New York 10017

                                            Attention:  Jeff Pfeffer
                                                        Senior Vice President

                                            Address for Notices:

                                            562 Fifth Avenue
                                            New York, New York 10036

                                            Attention:  Jeff Pfeffer
                                                        Senior Vice President

                                            Telecopier:  (212) 626-1311

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                                  EXHIBIT A TO
                        AMENDMENT NO. 2 TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                                 FORM OF ALLONGE

         The undersigned, LAZARE KAPLAN INTERNATIONAL INC. (the "BORROWER") and ______________________ (the "BANK"), hereby amend the Note dated May 14, 1996, as amended by a certain Allonge effective November 22, 1996 (the "FIRST ALLONGE"), made by the Borrower payable to the order of the Bank in the original principal amount of $_____________ (the "ORIGINAL NOTE") by deleting the heading thereof and the first paragraph set forth therein and substituting the following therefor:

         "$____________                                      New York, New York
                                                                   May 14, 1996

         FOR VALUE RECEIVED, the undersigned LAZARE KAPLAN INTERNATIONAL INC., a Delaware corporation (the 'BORROWER'), hereby promises to pay to the order of ____________________ ______________________ (the 'BANK') on the Maturity
    Date (as defined in the Loan Agreement dated the date hereof between the Borrower, ___________________________ and the Bank (as such Loan Agreement may be amended, modified or supplemented, the 'LOAN AGREEMENT')), the lesser of (i) the principal sum of __________________________ Dollars
    ($____________), or (ii) the aggregate unpaid principal amount of the Loans (as defined in the Loan Agreement) made by the Bank to the Borrower pursuant to the Loan Agreement, and to pay interest on the unpaid principal amount of each Loan from the date thereof at the rates per annum and for the periods set forth in or established by the Loan Agreement and calculated as provided therein."

         The Original Note shall be deemed amended by this Allonge and a copy of this Allonge shall be attached to the Original Note. The amendment evidenced by this Allonge shall be effective May 30, 1997. The First Allonge shall be deemed superseded by this Allonge.

         Except as expressly amended by this Allonge, all terms and conditions of the Original Note shall continue in full force and effect.

                                                LAZARE KAPLAN INTERNATIONAL INC.

                                                By______________________________
                                                                          Title






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Accepted and Agreed to:

[BANK]

BY_________________________
                      TITLE

[BY________________________
                      TITLE]







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


                                  SCHEDULE 3 TO
                        AMENDMENT NO. 2 TO LOAN AGREEMENT
                                  BY AND AMONG
                        LAZARE KAPLAN INTERNATIONAL INC.,
                              FLEET BANK, N.A. AND
                      BANK LEUMI TRUST COMPANY OF NEW YORK

                                   SCHEDULE 3
                        TO FORM OF NO DEFAULT CERTIFICATE
                                ANNUAL CASH FLOW

Date:  _____________

Period: Four consecutive fiscal quarters ending ___________

                                 Net Income                 $__________________

(ADD)                          + Depreciation               $__________________

                               + Amortization               $__________________

(SUBTRACT)                     - Capital Expenditures       $__________________
                                 Incurred

(EQUALS)                       = Annual Cash Flow           $__________________


Required Amount                                             $__________________

Compliance (Y/N): __________________










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